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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 13, 2008
                                                 -------------------------------

                               AEP INDUSTRIES INC.
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             (Exact name of registrant as specified in its charter)


        DELAWARE                   0-14450                     22-1916107
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     (State or other             (Commission                (I.R.S. Employer
       jurisdiction              File Number)              Identification No.)
    of incorporation)


125 Phillips Avenue, South Hackensack, New Jersey                 07606
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    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code  (201) 641-6600
                                                    ----------------------------

                                       N/A
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events.

On November 13, 2008, AEP Industries Inc. (the "Company") issued a press release announcing that it will host a conference call on November 18, 2008 at 10:00 AM EST to review the acquisition of substantially all of the assets of the Plastic Films segment of Atlantis Plastics, Inc. The press release is furnished as
Exhibit 99.1 and is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits

99.1 Press release, dated November 13, 2008, announcing conference call to review the acquisition of substantially all of the assets of the Plastic Films segment of Atlantis Plastics, Inc.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        AEP INDUSTRIES INC.
                                        -------------------
                                        (Registrant)

Date: November 13, 2008
                                        By: /s/ Linda N. Guerrera
                                            ------------------------------------
                                            Linda N. Guerrera
                                            Vice President - Controller




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                                  EXHIBIT INDEX


Exhibit
Number      Description
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99.1        Press release, dated November 13, 2008, announcing conference call to review the acquisition of substantially all of the assets of the Plastic Films segment of Atlantis Plastics, Inc.